SUPPLEMENT TO THE PROSPECTUS
Supplement dated January 28, 2021, to the Prospectus dated August 28, 2020.

MFS® Municipal Limited Maturity Fund

Effective immediately, the table in the sub-section entitled "Financial Intermediary Compensation" under the main heading entitled "Description of Share Classes" is restated in its entirety as follows:
SHARE CLASS	UP FRONT COMMISSION AS A PERCENTAGE OF OFFERING PRICE
Class A	2.50%
Class B	3.75%
Class C	1.00%

1044396        1          MTL-SUP-I-012821